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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: September 1, 2000
                        (Date of earliest event reported)



                         CARDINAL FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       0-24557                  54-1874630
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

          10555 Main Street, Suite 500
               Fairfax, Virginia                            22030
    (Address of Principal Executive Offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (703) 934-9200




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Item 2.      Acquisition or Disposition of Assets.

         On September 1, 2000, Heritage Bancorp, Inc. ("Heritage"), a Virginia corporation, was merged with and into Cardinal Merger Corp. ("CMC"), a Virginia corporation and wholly owned subsidiary of Cardinal Financial Corporation (the "Company"), a Virginia corporation (the "Merger"). The Merger was consummated pursuant to an Amended and Restated Agreement and Plan of Reorganization, dated as of June 19, 2000, by and between Heritage, CMC and the Company, as amended by a First Amendment to Amended and Restated Agreement and Plan of Reorganization, dated as of August 28, 2000, by and between such parties, and a related Plan of Merger.

         Under the terms of the Merger, each outstanding share of Heritage's common stock, without par value ("Heritage Common Stock"), was converted into the right to receive, at the election of the shareholder, $6.00 in cash, 1.2 shares of the Company's 7.25% Cumulative Convertible Preferred Stock, Series A, par value $1.00 per share (the "Series A Preferred Stock"), or a combination thereof, and cash in lieu of fractional shares. Each such election was subject to certain adjustments to permit the Company to issue in the aggregate an equal amount of cash and Series A Preferred Stock. There were 2,352,729 shares of Heritage Common Stock outstanding immediately prior to the consummation of the Merger.

         In connection with the Merger, The Heritage Bank, the former subsidiary of Heritage, became a wholly owned subsidiary of CMC. In addition, three of the former directors of Heritage became directors of the Company.

         For a more detailed description of the Merger, see the Joint Proxy Statement/Prospectus that is a part of Amendment No. 1 to the Registration Statement on Form S-4, Registration No. 333-38380, filed by the Company with the Securities and Exchange Commission on June 20, 2000, under the Securities Act of 1933, as amended, which is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)    Financial Statements of Businesses Acquired.

             The financial statements of Heritage required to be included in this report are not included herein pursuant to Item 7(a)(4) and will be filed as soon as possible.

      (b)    Pro Forma Financial Information.

             The pro forma financial information required to be included in this report are not included herein pursuant to Item 7(b)(2) and will be filed as soon as possible.




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       (c)    Exhibits.

              Exhibit No.           Description
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                 2.1         Amended  and   Restated   Agreement   and  Plan  of
                             Reorganization, dated as of June 19, 2000, by and between Heritage, CMC and the Company, filed as
                             Exhibit 2.1 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-38380), dated June 20, 2000, incorporated herein by reference.

                 2.2 First Amendment to Amended and Restated Agreement and Plan of Reorganization, dated as of August 28, 2000, by and between Heritage, CMC and the Company.*



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* Filed herewith.

















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CARDINAL FINANCIAL CORPORATION



Dated: September 18, 2000                By: /s/ Joseph L. Borrelli
                                             -----------------------------------
                                             Joseph L. Borrelli
                                             Chief Financial Officer





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                                INDEX TO EXHIBITS


No.                  Description
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2.1           Amended and Restated Agreement and Plan of  Reorganization,  dated as of June 19, 2000, by and between Heritage Bancorp, Inc., Cardinal Merger Corporation and Cardinal Financial Corporation, filed as Exhibit 2.1 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-38380), dated June 20, 2000, incorporated herein by reference.

2.2 First Amendment to Amended and Restated Agreement and Plan of Reorganization, dated as of August 28, 2000, by and between Heritage Bancorp, Inc., Cardinal Merger Corporation and Cardinal Financial Corporation.*



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* Filed herewith.